UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 28, 2007
Date of Report (Date of earliest event reported)
Covad Communications Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32588	77-0461529

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 Rio Robles, San Jose, California 95134-1813
(Address of principal executive offices, including zip code)
(408) 952-6400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement
On October 28, 2007, Covad Communications Group, Inc., a Delaware corporation (“Covad”), Blackberry Holding Corporation, a Delaware corporation (“Parent”), and Blackberry Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Parent has agreed to acquire all of the issued and outstanding common stock of Covad for a cash purchase price of $1.02 per share. The acquisition will be accomplished by the merger of Merger Sub with and into Covad, with Covad surviving the merger as a wholly-owned subsidiary of Parent. Each outstanding Covad stock option will be cancelled and exchanged for cash equal to $1.02 less the exercise price for each share of Covad common stock subject to such option (to the extent such exercise price is less than $1.02) as of the effective time of the proposed merger. The closing of the merger is subject to customary closing conditions, including regulatory approvals and Covad stockholder approval. The parties intend to consummate the transaction as soon as practicable and currently anticipate that the closing will occur by the end of the second quarter of calendar year 2008. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this report as if fully set forth herein.
Additionally, in connection with the proposed merger, Covad and Mellon Investor Services LLC entered into a Second Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of October 28, 2007 (the “Rights Agreement Amendment”), which amends the Company’s Amended and Restated Stockholder Protection Rights Agreement, dated as of November 1, 2001, as amended (the “Rights Agreement”), to provide that neither Parent nor Merger Sub shall be deemed an “Acquiring Person” under the Rights Agreement solely by virtue of the execution of the Merger Agreement or the consummation of the proposed merger.
The summary of the Merger Agreement and the Rights Agreement Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement and the Rights Agreement Amendment attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively.
A copy of a press release dated October 28, 2007, announcing the proposed merger is attached hereto as Exhibit 99.2 to this current report.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 28, 2007, by and among Covad Communications Group, Inc., Blackberry Holding Corporation and Blackberry Merger Corporation.

99.1	Second Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of October 28, 2007, by and between Covad Communications Group, Inc. and Mellon Investor Services LLC.

99.2	Press Release dated October 28, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covad Communications Group, Inc.
Date: October 29, 2007	By:	/s/ Doug Carlen
Doug Carlen
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 28, 2007, by and among Covad Communications Group, Inc., Blackberry Holding Corporation and Blackberry Merger Corporation.

99.1	Second Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of October 28, 2007, by and between Covad Communications Group, Inc. and Mellon Investor Services LLC.

99.2	Press Release dated October 28, 2007.